MASTER FOCUS TWENTY LLC
BLACKROCK FOCUS TWENTY FUND, INC.

Supplement dated November 29, 2007 to the
Prospectus dated March 27, 2007


Effective on or about December 17, 2007, Master Focus Twenty LLC and its corresponding feeder fund, BlackRock Focus Twenty Fund, Inc. will change their names to Master Focus Growth LLC and BlackRock
Focus Growth Fund, Inc., respectively.   Fund management, the
investment objective and the investment strategies of the Funds will remain the same.




Code #19080-SUP1107